SECURITIES PURCHASE AGREEMENT


     SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of             ,
                                                                   ------------
2004, by and among Senesco Technologies, Inc., a Delaware corporation (the "Company"), and those accredited investors listed on the signature pages attached hereto (individually, a "Purchaser" and, collectively, the "Purchasers").

                              W I T N E S S E T H :
                              - - - - - - - - - -

     WHEREAS, the Company desires to sell, transfer and assign to the Purchasers, and the Purchasers, severally and not jointly, desire to purchase from the Company: (i) shares (the "Shares") of the Company's authorized but unissued common stock, $0.01 par value per share (the "Common Stock"); and (ii) warrants to purchase shares of Common Stock (the "Warrants", and, together with the Shares, the "Securities"), having an aggregate purchase price of up to $4,500,000 (assuming full exercise of the Company's over-allotment option).

     NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    SECTION I

                       PURCHASE AND SALE OF THE SECURITIES
                       -----------------------------------

     A.  Purchase  and Sale.  Subject  to  the  terms  and  conditions  of  this
         ------------------
Agreement and on the basis of the representations, warranties, covenants and agreements herein contained, the Company hereby agrees to sell, transfer, assign and convey the respective number of Securities to each Purchaser as set forth on the signature pages attached hereto, and each Purchaser, severally and not jointly, agrees to purchase, acquire and accept their respective number of Securities from the Company as set forth on the signature pages attached hereto.

     B.  Purchase  Price.  The  Securities  shall  be sold  hereunder  as  units
         ---------------
consisting of one share of Common Stock and one Warrant to purchase 35% of the Shares sold to each Purchaser hereunder. The purchase price for each unit sold hereunder shall be $2.37. The purchase price for the Securities shall be deposited by the Purchasers into an escrow account (the "Escrow Account") at J.P. Morgan Trust Company, N.A., pursuant to the terms of an escrow agreement, substantially in the form attached hereto as Exhibit A, in the amounts set forth
                                             ---------
on the signature pages attached hereto. The parties to this Agreement agree that, as soon as reasonably practicable after the date hereof, they shall allocate, in good faith, the purchase price between the Shares and Warrants so purchased.

     C.  Warrants.  The Warrants shall have an exercise price equal to $3.79 per
         --------
share, shall be exercisable immediately and shall have a term of five years from the Closing Date.

     D.  Minimum/Maximum  Investment  Amount.  In  no   event  shall  the  funds
         -----------------------------------
deposited in the Escrow Account be released to the Company until such time as the aggregate funds deposited therein is at least equal to $1,000,000 (the "Minimum Investment Amount"). In the event the Minimum Investment Amount is not deposited in the Escrow Account by January 15, 2004, the escrow agent shall return the deposited funds to the Purchasers as soon as reasonably practicable. The maximum aggregate purchase price for the Securities sold hereunder shall be $3,500,000; provided, however, that, the Company, in its
                                    --------  -------
sole discretion, may allow for an over-allotment option of up to $1,000,000.

                                   SECTION II

                     REPRESENTATIONS, WARRANTIES, COVENANTS
                          AND AGREEMENTS OF THE COMPANY
                          -----------------------------

     The Company represents and warrants to, and covenants and agrees with, the Purchasers, as of the date hereof, that:

     A.  Organization;   Good  Standing.  The  Company  is  a  corporation  duly
         ------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own its properties and to conduct the business in which it is now engaged.

     B.  Authority.  The  Company has  the full  corporate power,  authority and
         ---------
legal right to execute and deliver this Agreement and to perform all of its obligations and covenants hereunder, and no consent or approval of any other person or governmental authority is required therefor. The execution and delivery of this Agreement by the Company, the performance by the Company of its obligations and covenants hereunder and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforceability of creditors' rights in general or by general principles of equity.

     C.  No Legal Bar; Conflicts.  Neither the  execution  and  delivery of this
         -----------------------
Agreement, nor the consummation of the transactions contemplated hereby, violates any provision of the Certificate of Incorporation, as amended, or By-Laws of the Company or any law, statute, ordinance, regulation, order, judgment or decree of any court or governmental agency, or conflicts with or results in any breach of any of the terms of or constitutes a default under or results in the termination of or the creation of any lien pursuant to the terms of any contract or agreement to which the Company is a party or by which the Company or any of its assets is bound.

     D.  Non-Assessable  Shares. The Securities being issued hereunder have been
         ----------------------
duly authorized and, the Shares, when issued to the Purchasers for the consideration herein provided, and the shares of Common Stock issued upon the proper exercise of the Warrants, will be validly issued, fully paid and non-assessable.

                                   SECTION III

                     REPRESENTATIONS, WARRANTIES, COVENANTS
                        AND AGREEMENTS OF THE PURCHASERS
                        --------------------------------

     Each Purchaser, severally, and not jointly, represents and warrants to, and covenants and agrees with, the Company, as of the date hereof, that:

     A.  Organization (if  applicable).  The Purchaser is, and as of the Closing
         -----------------------------
Date will be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

     B.  Authorization.  The  Purchaser has,  and as  of the  Closing Date  will
         -------------
have, all requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser and constitutes its legal, valid and binding obligation, enforceable against the Purchaser in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforceability of creditors' rights in general or by general principles of equity.

     C.  No Legal Bar; Conflicts.  Neither the  execution  and  delivery of this
         -----------------------
Agreement, nor the consummation by the Purchaser of the transactions contemplated hereby, violates any law, statute, ordinance, regulation, order, judgment or decree of any court or governmental agency applicable to the Purchaser, or violates, or conflicts with, any contract, commitment, agreement, understanding or arrangement of any kind to which the Purchaser is a party or by which the Purchaser is bound.

     D.  No Litigation.  No action,  suit or  proceeding  against the  Purchaser
         -------------
relating to the consummation of any of the transactions contemplated by this Agreement nor any governmental action against the Purchaser seeking to delay or enjoin any such transactions is pending or, to the Purchaser's knowledge, threatened.

     E.  Investment Intent. The Purchaser: (i) is an accredited  investor within
         -----------------
the meaning of Rule 501(a) under the Securities Act of 1933, as amended (the "Act"); (ii) is aware of the limits on resale imposed by virtue of the nature of the transactions contemplated by this Agreement, specifically the restrictions imposed by Rule 144 of the Act, and is aware that the certificates representing the Purchaser's respective ownership of the Securities will bear related restrictive legends; and (iii) except as otherwise set forth herein, is acquiring the shares of the Company hereunder without registration under the Act in reliance on the exemption from registration contained in Section 4(2) of the Act and/or Rule 506 promulgated pursuant to Regulation D of the Act, for investment for its own account, and not with a view toward, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling such shares. The Purchaser represents that the Accredited Investor Questionnaire provided to the Company is true and complete in all respects. The Purchaser has been given the opportunity to ask questions of, and receive answers from, the officers of the Company regarding the Company, its current and proposed business operations and the Securities, and the officers of the Company have made available to the Purchaser all documents and information that the Purchaser has requested relating to an investment in the Company. The Purchaser has been given the opportunity to retain competent legal counsel in connection with the purchase of the Securities and acknowledges that the Company has relied upon the Purchaser's representations in this Section 3 in offering and selling the Securities to the Purchaser.

     F.  Economic Risk; Restricted Securities. The Purchaser recognizes that the
         ------------------------------------
investment in the Securities involves a number of significant risks. The foregoing, however, does not limit or modify the representations, warranties and agreements of the Company in Section 2 of this Agreement or the right of the Purchaser to rely thereon. The Purchaser is able to bear the economic risks of an investment in the Securities for an indefinite period of time, has no need for liquidity in such investment and, at the present time, can afford a complete loss of such investment.

     G.  Access to Information.
         ---------------------

         (i) The Purchaser has received and reviewed a copy of the following documents of the Company:

      1. Annual Report on Form 10-KSB for the year ended June 30, 2003;
      2. Definitive Proxy Statement for the 2003 Annual Meeting of Stockholders;
      3. Quarterly Report on Form 10-QSB for the quarter ended September 30, 2003; and
      4. Any press releases issued after the Company's most recently filed Form 10-QSB.

         (ii) The Purchaser represents that it has not received any confidential information about the Company other than what has been disclosed in the public documents set forth above, and has had the opportunity to ask questions of, and receive answers from, the Company regarding the foregoing documents.

     H.  Suitability.  The Purchaser has carefully  considered,  and has, to the
         -----------
extent the Purchaser deems it necessary, discussed with the Purchaser's own professional legal, tax and financial advisers the suitability of an investment in the Securities for the Purchaser's particular tax and financial situation, and the Purchaser has determined that the Securities is a suitable investment.

     I.  Legend. The Purchaser acknowledges that the certificates evidencing the
         ------
Securities will bear the following legend:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER SUCH ACT OR AN OPINION OF COUNSEL TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

                                   SECTION IV

                      THE CLOSING AND CONDITIONS TO CLOSING
                      -------------------------------------

     A.  Time and Place of the Closing. The initial closing shall be held at the
         -----------------------------
offices of Hale and Dorr LLP, 650 College Road East, Princeton, New Jersey 08540, on January 15, 2004. The Company may have subsequent closings at such other time and place as the Company and the Purchasers may mutually agree until February 2, 2004 (each, the "Closing Date").

     B.  Delivery  by the Company.  Delivery of the  Securities shall be made by
         ------------------------
the Company, or by its transfer agent, as applicable, to the Purchasers as soon as reasonably practicable after the Closing Date by delivering certificates representing their respective portion of Securities as set forth on the signature pages attached hereto, each such certificate to be accompanied by any requisite documentary or transfer tax stamps.

     C.  Delivery  by the  Purchasers.  On or  before  the  Closing  Date,  each
         ----------------------------
Purchaser shall deliver to the Company its respective portion of the aggregate purchase price, based on the number of Securities purchased by such Purchaser as set forth on the signature pages attached hereto, by certified bank check or by irrevocable wire transfer to the Company's escrow agent as per the escrow instructions attached hereto as Exhibit B; provided, however, that once the
                                  ---------   --------   -------
amount deposited in the Escrow Account equals the Minimum Investment Amount (as defined below), the Purchasers shall deliver the purchase price directly to the Company as per the instructions attached hereto as Exhibit C.
                                                   ---------

     D.  Minimum  Investment.  The consummation  of the sale and issuance of the
         -------------------
Securities   hereunder   shall  be  conditioned   upon  the  Company   receiving
subscriptions of at least $1,000,000.

     E.  Registration  Rights  Agreement.  The  Company  shall  deliver  to each
         -------------------------------
Purchaser, and each Purchaser shall deliver to the Company, an executed copy of that certain Registration Rights Agreement made by and among the Company and the Purchasers of even date herewith, substantially in the form attached hereto as Exhibit D.
---------

     F.  Other  Conditions to Closing.  As of the Closing  Date,  all  requisite
         ----------------------------
action by the Company's Board of Directors shall have been taken pursuant to the By-Laws of the Company.

     G.  Expenses. The Company and each of the  Purchasers  shall bear their own
         --------
costs and expenses incurred in connection with the transactions contemplated hereby; provided, however, that the Company shall reimburse the lead investor
         --------   -------
for their BONA FIDE expenses (including reasonable attorneys' fees) incurred in connection with the transactions contemplated hereby up to an amount not to exceed $10,000. A Purchaser shall be deemed the lead investor if such Purchaser purchases Securities hereunder for an aggregate amount not less than $1,000,000 and invests more than any other Purchaser. In the event two or more Purchasers invest an equal amount greater than $1,000,000, the Company shall reimburse each of such Purchasers equally in an amount not to exceed $10,000 in the aggregate.

                                    SECTION V

                                  MISCELLANEOUS
                                  -------------

     A.  Entire Agreement.  This Agreement contains the entire agreement between
         ----------------
the parties hereto with respect to the transactions contemplated hereby, and no modification hereof shall be effective unless in writing and signed by the party against which it is sought to be enforced.

     B.  Invalidity, Etc. If any provision of this Agreement, or the application
         ----------------
of any such provision to any person or circumstance, shall be held invalid by a court of competent jurisdiction, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

     C.  Headings.  The  headings  of  this  Agreement  are for  convenience  of
         --------
reference only and are not part of the substance of this Agreement.

     D.  Binding Effect.  This Agreement  shall be binding upon and inure to the
         --------------
benefit of the parties hereto and their respective successors and assigns.

     E.  Governing  Law.  This  Agreement  shall be governed by and construed in
         --------------
accordance with the laws of the State of Delaware applicable in the case of agreements made and to be performed entirely within such State, without regard to principles of conflicts of law, and the parties hereto hereby submit to the exclusive jurisdiction of the state and federal courts located in the State of New Jersey.

     F.  Counterparts.  This  Agreement may be executed in one or more identical
         ------------
counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.


                                   * * * * * *

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

                               COMPANY:

                               Senesco Technologies, inc.



                               By:
                                  ----------------------------------------------
                                  Name: Bruce C. Galton
                                  Title:   President and Chief Executive Officer


                               PURCHASERS:

                               [If an entity]

                               Entity Name:
                                           -------------------------------------

                               By:
                                  ----------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------
                                  Address:
                                          --------------------------------------
                                  ----------------------------------------------
                                  Telecopy:
                                           -------------------------------------


                               [If an individual]

                                  ----------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Address:
                                          --------------------------------------
                                  ----------------------------------------------
                                  Telecopy:
                                           -------------------------------------

                        (a) Investment Amount: $
                                                --------------------------------
                        (b)            shares of Common Stock.
                            ----------

                        (c) Warrant to purchase          shares of Common Stock.
                                                --------

                                    EXHIBIT A
                                    ---------

                            FORM OF ESCROW AGREEMENT

                                    EXHIBIT B


                        ESCROW WIRE TRANSFER INSTRUCTIONS

                                    EXHIBIT C


                          COMPANY TRANSFER INSTRUCTIONS

                                    EXHIBIT D


                          REGISTRATION RIGHTS AGREEMENT

            SCHEDULE OF PARTIES TO THE SECURITIES PURCHASE AGREEMENT


                                                                            Shares of                   Shares
                                                                            ---------                   ------
                                                    Investment            Common Stock                Underlying
                                                    ----------            ------------                ----------
    Name of Purchaser                                Amount                  Issued                 Warrants Issued
    -----------------                                ------                  ------                 ---------------
Seneca Capital International Ltd.                   $670,000                282,700                     98,945

Heartland Advisors, Inc., on behalf of the
Raytheon Master Pension Trust Account               $355,500                150,000                     52,500

Seneca Capital L.P.                                 $330,000                139,241                     48,734

Heartland Group, Inc., on behalf of the
Heartland Value Fund                                $237,000                100,000                     35,000

Wm. Michael Phippen                                 $150,000                 63,291                     22,152

St. Alban's Global Management                       $125,000                 52,743                     18,460

McLennan Holdco Inc.                                $125,000                 52,743                     18,460

Jack May                                            $125,000                 52,743                     18,460

Spectra Capital Management, LLC                     $125,000                 52,743                     18,460

Richard Plue                                        $100,000                 42,194                     14,768

Ruedi Stalder                                        $75,000                 31,646                     11,076

Christopher Forbes                                   $75,000                 31,646                     11,076